                               AMENDMENT NO. 6 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)

                                     between

                       METROPOLITAN LIFE INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of July 16, 2007, as follows:

     1. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 6 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 6 to be signed in duplicate counterparts as of the date first above written.

METROPOLITAN LIFE INSURANCE COMPANY


By: /s/ [signature illegible]
    ---------------------------------

Title: [title illegible]
       ------------------------------


EXETER REASSURANCE COMPANY, LTD.


By: /s/ [signature illegible]
    ---------------------------------

Title: President
       ------------------------------

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A. GMDB PROGRAM

                                                                                REINSURANCE
                                                                              PREMIUM (BASIS
GMDB PROGRAM                                  PRODUCTS COVERED                    POINTS)
-----------------------------   -------------------------------------------   --------------
Fifth Year Step-up              All Products                                       10.00

Annual Step-up                  Plan Codes: 225010, 225011, 225020, 225021,        10.00
                                225030, 225031, 225050, 225110, and 225150

Annual Step-up                  Other Plan Codes                                   20.00

Greater of Annual Step-Up and   Plan Codes: 225010, 225011, 225020, 225021,        25.00
5% Rollup                       225030, 225031, 225050, 225110, and 225150

Greater of Annual Step-Up and   Other Plan Codes                                   35.00
5% Rollup

Earnings Preservation Benefit   All Products                                       25.00

B. INCOME PROGRAM

                                                                                REINSURANCE
                                                                              PREMIUM (BASIS
INCOME PROGRAM                                PRODUCTS COVERED                    POINTS)
-----------------------------   -------------------------------------------   --------------
GMIB                            All Products sold prior to May 1, 2003              35

GMIB & GMIB II                  Plan codes 225080, 225090, 2250A0, 2250A1,          45
                                2250B0, 2250B1, 2250C0, 2250C1, 2250D0,
                                2250D1, 2250E0, 2250E1, 2250L0, 2250L1,
                                225180, and 2251B0 sold after April 30,
                                2003 and before May 1, 2005 if GMDB program
                                is Annual Step or Max of Annual Step and
                                Rollup

GMIB & GMIB II                  All other Products sold after April 30,             50
                                2003 and before May 1, 2005 and for All
                                Products sold after April 30,2005

GMIB Plus                       All Products sold after April 30, 2005 and          75
                                before February 26, 2007.

GMIB Plus                       All Products sold on or after February 26,          80
                                2007.

C. WITHDRAWAL PROGRAM

                                                                REINSURANCE PREMIUM
WITHDRAWAL PROGRAM                     PRODUCTS COVERED            (BASIS POINTS)
-----------------------------   -----------------------------   -------------------
Guaranteed Withdrawal Benefit   All Products sold before               50.00
                                July 16,2007

Guaranteed Withdrawal Benefit   All Products sold on or after          55.00
                                July 16, 2007

Lifetime GWB - Single Life      All Products                           50.00
Version

Lifetime GWB - Joint Life       All Products                           70.00
Version

D. ACCUMULATION PROGRAM

                                                                REINSURANCE PREMIUM
ACCUMULATION PROGRAM                   PRODUCTS COVERED            (BASIS POINTS)
-----------------------------   -----------------------------   -------------------
Guaranteed Accumulation         All Products                           75.00
Benefit